UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2024 (November 20, 2024)

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American
Warrants to Purchase Common Stock, par value $0.01	LGL WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 20, 2024, The LGL Group, Inc. ("LGL," "LGL Group," or the "Company") held its 2024 Annual Meeting of Stockholders (the "2024 Annual Meeting").

The following matters were submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting:
(i)	the election of seven directors to serve until the Company’s 2025 Annual Meeting of Stockholders;
(ii)	a non-binding advisory resolution to approve the compensation of the Company’s named executive officers.
(iii)	the ratification of the appointment of PKF O'Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

The three proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 7, 2024 (the "Definitive Proxy Statement").

Each of the three matters submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Proposal 1 - Election of Directors: The following individuals were selected to serve as directors until the 2025 Annual Meeting or upon the election and qualification of their successors. The voting results for each of the nominees were as follows:
Nominee	For	Withheld	Broker Non-votes
Kaan Aslansan	3,019,197	42,779	1,106,046
Darlene DeRemer	3,023,026	38,950	1,106,046
Michael J. Ferrantino, Jr.	3,031,100	30,876	1,106,046
Timothy Foufas	3,039,870	22,106	1,106,046
Herve Francois	3,022,723	39,253	1,106,046
Marc J. Gabelli	3,040,159	21,817	1,106,046
Manjit Kalha	3,002,208	59,768	1,106,046

Proposal 2 - Non-Binding Advisory Vote to Approve Compensation of Named Executive Officers: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
2,933,496	118,277	10,203	1,106,046

Proposal 3 - Ratification of the Appointment of PKF O’Connor Davies, LLP to Serve as the Company’s Independent Registered Public Accounting Firm for 2024: The voting results were as follows:
For	Against	Abstain	Broker Non-votes
4,108,767	39,658	19,597	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: November 22, 2024	By:	/s/ Christopher L. Nossokoff
		Name:	Christopher L. Nossokoff
		Title:	Vice President - Finance